                                                                    EXHIBIT 99.2

                           PRO FORMA FINANCIAL DATA

The following unaudited pro forma consolidated statements of operations and consolidated balance sheet (collectively, the "Pro Forma Statements") of the Company were prepared to illustrate the estimated effects of (i) the acquisition of certain assets of Giliardini S.p.A., an Italian Corporation, and Gilardini Poland Sp.Z.0.0., as well as all of the outstanding common stock of Sepi S.p.A., an Italian Corporation (collectively, the Fiat Seat Business, or "FSB") and the related incurrence of debt to finance such acquisition, (ii) the acquisition of certain assets of the Plastic and Trim Products Division of Ford Motor Company as well as all of the outstanding common stock of Favesa, S.A. de C.V., a Mexican Corporation (collectively, the North American Business, or "NAB") and the related incurrence of debt to finance such acquisition, (iii) refinancings of the Company's Original Credit Agreement and the incurrence of indebtedness under the Credit Agreement to retire the GECC Mortgage Loan and to refinance the term loans outstanding under the Company's Original Credit Agreement, (iv) the issuance of $145 million of 8 1/4% Subordinated Notes and the application of the net proceeds therefrom to redeem the 14% Subordinated Debentures, (v) the issuance of 7,187,500 shares of common stock and the application of the net proceeds to the Company therefrom to repay indebtedness outstanding under the Credit Agreement and (vi) the elimination of a one-time charge for incentive stock and other compensation expense (collectively, the "Pro Forma Transactions"), as if the Pro Forma Transactions had occurred on the date or as of the beginning of each period presented.

The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact had occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future period.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable. The Pro Forma Statements and accompanying notes should be read in conjunction with the historical financial statements of the Company, the FSB and the NAB, including the notes thereto.

                      PRO FORMA STATEMENTS OF OPERATIONS
                      (UNAUDITED, DOLLARS IN THOUSANDS)



                                                Nine Months Ended October 1, 1994
                                                ----------------------------------
                                  Company          FSB            Operations          Financing
                                Historical      Combined (1)     Adjustments (2)     Adjustments      Pro Forma
                                ----------      ---------        -----------         -----------      ---------
Net sales                       $2,207,370      $323,903             $3,600          $        -      $2,534,873

Cost of sales                    2,029,843       317,085             (1,135)                  -       2,345,793
                                ----------      --------            -------          ----------      ----------
Gross profit                       177,527         6,818              4,735                   -         189,080
Selling, general
 and administrative
 expenses                          58,091         22,727             (4,125)                  -          76,693
Amortization                        8,603              -              1,977                   -          10,580
                                ----------      --------            -------          ----------      ----------
Operating income (loss)           110,833        (15,909)             6,883                   -         101,807
Interest expense                   35,215          4,192                  -              (1,224) (5)     38,183
Other expense                       6,411            693                  -                   -           7,104
                                ----------      --------            -------          ----------      ----------
Income (loss) before
  provision for
  income taxes                     69,207        (20,794)             6,883               1,224          56,520
Provision for
  income taxes                     35,241            (48)                 -                 441          35,634
                                ----------      --------            -------          ----------      ----------
Net income (loss)                 $33,966       ($20,746)            $6,883                $783         $20,886
                                ==========      ========            =======          ==========      ==========
Net income
  per share                         $ .73                                                                 $ .42
                                ==========                                                           ==========

                                                Twelve Months Ended December 31, 1993
                                                -------------------------------------
                                                                                                     Consolidation
                                                                                                          and
                                  Company          FSB            Operations           NAB             Financing
                                Historical      Combined (1)     Adjustments (2)     Acquisition(3)   Adjustments       Pro Forma
                                ----------      ---------        -----------         -----------     -------------      ---------
Net sales                       $1,950,288      $363,023             $4,000            $411,134        $         -      $2,728,445

Cost of sales                    1,780,073       362,823             (1,900)            362,404                  -       2,503,400
                                ----------      --------             ------            --------        -----------      ----------
Gross profit                       170,215           200              5,900              48,730                  -         225,045
Selling, general
  and administrative
  expenses                          62,717        22,469             (5,900)             16,857                  -          96,143
Incentive stock and
  other compensation
  expense                           18,016             -                  -                   -            (18,016) (4)          -
Amortization                         9,929             -              2,708               2,070                  -          14,707
                                ----------      --------             ------            --------        -----------      ----------
Operating income (loss)             79,553       (22,269)             9,092              29,803             18,016         114,195
Interest expense                    45,656         4,436                  -               2,251             (2,137) (5)     50,206
Other expense                        9,180           542                  -               2,122                  -          11,844
                                ----------      --------             ------            --------        -----------      ----------
Income (loss) before
  provision for
  income taxes                      24,717       (27,247)             9,092              25,430             20,153          52,145
Provision for
  income taxes                      26,864           (65)                 -               9,206                774          36,779
                                ----------      --------             ------            --------        -----------      ----------
Income (loss) before
  extraordinary items               (2,147)      (27,182)             9,092              16,224             19,379          15,366
Extraordinary loss
  on early extinguishment
  of debt                           11,684             -                  -                   -            (11,684) (6)          -
                                ----------      --------             ------            --------        -----------      ----------
Net income (loss)                 ($13,831)     ($27,182)            $9,092             $16,224            $31,063         $15,366
                                ==========      ========             ======            ========        ===========      ==========
Net income (loss)
  per share                         ($ .39)                                                                                  $ .32
                                ==========                                                                              ==========

(See footnotes on following page)

(1) The FSB historical information represents the audited results of operations of the FSB translated from Lira to U.S. Dollars at exchange rates of 1618 and 1575 Lira to one U.S. Dollar for the nine months ended October 1, 1994 and the twelve months ended December 31, 1993, respectively.

(2) Operations adjustments consist of pro forma adjustments to the historical revenues and expenses of the FSB to reflect (i) the Company's estimate of the impact of product pricing arrangements negotiated as part of the FSB Acquisition, (ii) the elimination of management fees charged to FSB by the seller, (iii) the elimination of charges incurred by FSB relating to plant closings for which costs are being assumed by the seller,
(iv) estimated engineering savings as a result of consolidating the Lear technical center with the FSB technical center, and (v) estimated adjustments to amortization and depreciation expense resulting from the revaluation of the FSB assets. The adjustments include the following:


                                                                                                      TWELVE MONTHS
                                                                                     NINE MONTHS          ENDED
                                                                                        ENDED         DECEMBER 31,
                                                                                   OCTOBER 1, 1994        1993
                                                                                  -----------------    -----------
Effects of product pricing agreements negotiated between the Company and Fiat
 in the FSB Acquisition.........................................................           $3,600           $4,000
Elimination of management fees charged by seller................................            1,500            2,400
Elimination of charges being assumed by the seller..............................            1,500            2,400
On-going savings as a result of consolidating technical centers.................            2,625            3,500

Increase in FSB depreciation expense due to revaluation of fixed assets ...................        (365)              (500)
Amortization of goodwill resulting from the FSB Acquisition................................      (1,977)            (2,708)
                                                                                                 ------             ------
                                                                                                 $6,883             $9,092
                                                                                                 ======             ======



(3) The NAB Acquisition information represents the NAB historical information derived from the unaudited financial statements of the NAB adjusted for (i) the elimination of the operating results of a non-seating product line which was phased out in the third quarter of 1994, (ii) the Company's estimates of the impact of product pricing reductions negotiated as part of the NAB Acquisition,
(iii) the elimination in consolidation of sales from the NAB to other Lear locations, (iv) estimated expenses associated with ongoing engineering activities in support of Ford seating programs, (v) incremental ongoing overhead and administrative expenses associated with the NAB Acquisition, including amounts to be paid to Ford for continuation of certain support functions, (vi) estimated adjustments to amortization and depreciation expense resulting from the revaluation of the NAB assets, and (vii) the estimated income tax effects of these items. No information is included for periods after November 1, 1993 because the Company acquired the NAB on that date.

(4) Reflects the elimination of the one-time charge for incentive stock and other compensation expense.

(5)  Reflects interest expense changes as follows:



                                                                                                                 TWELVE MONTHS
                                                                                         NINE MONTHS                ENDED
                                                                                            ENDED                 DECEMBER 31,
                                                                                       OCTOBER 1, 1994                1993
                                                                                       ---------------          --------------
Estimated interest on borrowings under the credit agreement to
  finance the FSB Acquisition ...........................................                   $  3,017               $  4,058
Estimated interest on borrowings under the credit agreement to
  finance the NAB Acquisition ...........................................                          -                  5,348
Reduction in interest due to application of proceeds from the Stock
  Offering ..............................................................                     (1,120)                (3,976)
Net reduction in interest expense due to the refinancings of the
  Original Credit Agreement and retirement of the GECC Mortgage Loan ...                        (981)                (1,736)
Elimination of interest expense on the 14% Subordinated debentures ......                     (3,255)               (18,900)
Interest expense on 8 1/4% Subordinated Notes ...........................                      1,063                 11,963
Interest expense on short-term notes payable used to finance the NAB
  Acquisition, at 8% ....................................................                          -                  1,000
Elimination of interest expense on Favesa note payable prepaid in
  connection with the NAB Acquisition ...................................                          -                 (1,230)
Difference between interest expense on Favesa note payable at 6% prior
  to acquisition, 11.5% subsequent ......................................                          -                    913
Interest on borrowings under the Credit Agreement to finance fees and
  expenses related to the pro forma transactions ........................                          -                    331
Change in deferred finance fee amortization due to refinancing of the
  Original Credit Agreement, issuance of the 8 1/4% Subordinated
  Notes retirement of the GECC Mortgage Loan and redemption of the 14%
  Subordinated Debentures ...............................................                         52                     92
                                                                                             -------                -------
                                                                                             ($1,224)               ($2,137)
                                                                                             =======                =======


(6) Reflects the elimination of the extraordinary losses on the refinancing of the Original Credit Agreement, the GECC Mortgage Loan and the 14% Debentures which were recorded in the third and fourth quarters of the twelve months ended December 31, 1993. Such loss would have been incurred in the prior period on a pro forma basis.

                     PRO FORMA CONSOLIDATED BALANCE SHEET
                      (UNAUDITED, DOLLARS IN THOUSANDS)
                            AS OF OCTOBER 1, 1994


                                                                                        Acquisition and
                                          Company                  FSB                   Valuation of
                                         Historical            Historical (1)                 FSB                  Pro Forma
             ASSETS                     ------------          ---------------          ------------------         -----------
Current Assets:
  Cash                                   $38,897                   $1,128                     $      -              $40,025
  Accounts receivable, net               373,396                  169,907                            -              543,303
  Inventories                             89,333                   20,082                            -              109,415
  Other current assets                    63,710                   15,160                            -               78,870
                                      ----------              -----------                    ---------          -----------
                                         565,336                  206,277                            -              771,613
                                      ----------              -----------                    ---------          -----------
Property, Plant and Equipment:
  Land                                    26,001                    1,141                        8,890               36,032
  Buildings and Improvements             109,400                   21,908                          955              132,263
  Machinery and equipment                263,016                   52,681                       (9,074)             306,623
                                      ----------              -----------                    ---------          -----------
  Less: Accumulated depreciation         398,417                   75,730                          771              474,918
                                        (142,148)                 (20,847)                      20,847             (142,148)
                                      ----------              -----------                    ---------          -----------
                                         256,269                   54,883                       21,618(2)           332,770
                                      ----------              -----------                    ---------          -----------
Other Assets:
  Goodwill, net                          401,817                        -                      106,581(2)           508,398
  Deferred finance fees and other         22,226                    5,230                            -               27,456
                                      ----------              -----------                    ---------          -----------
                                         424,043                    5,230                      106,581              535,854
                                      ----------              -----------                    ---------          -----------
                                      $1,245,648                 $266,390                     $128,199           $1,640,237
                                      ==========              ===========                    =========          ===========

          LIABILITIES AND
      STOCKHOLDERS' EQUITY
Current Liabilities:
  Short-term borrowings                  $16,422                  $57,846                     $      -              $74,268
  Cash overdrafts                         63,357                        -                            -               63,357
  Accounts payable                       356,783                  162,346                            -              519,129
  Accrued liabilities                    155,885                   19,129                       10,413(2)           185,427
  Current portion of long-term debt        1,270                      585                            -                1,855
                                      ----------              -----------                    ---------          -----------
                                         593,717                  239,906                       10,413              844,036
                                      ----------              -----------                    ---------          -----------

Long-Term Liabilities:
  Long-term debt                          15,222                    2,110                       99,098(2)           116,430
  Deferred national income taxes         402,572                    1,126                       11,224(2)           414,922
  Other                                   42,340                   17,888                       12,824(3)            73,052
                                      ----------              -----------                    ---------          -----------
                                         460,134                   21,124                      123,146              604,404
                                      ----------              -----------                    ---------          -----------


Stockholder's Equity
                                         191,797                    5,360                       (5,360)(4)          191,797
                                      ----------              -----------                    ---------          -----------
                                      $1,245,648                 $266,390                     $128,199           $1,640,237
                                      ==========              ===========                    =========          ===========


- -----------------------------------------------------------
(1) Represents the historical financial statements of FSB translated at the October 1, 1994 exchange rate of 1560 Lira to one U.S. Dollar.

(2) The purchase price of $169,768 consists of $99,098 in cash (including estimated fees and expenses of $4,200), $57,846 of FSB short-term borrowings assumed and deferred purchase price of $12,824. The cash portion of the purchase was financed with borrowings under the Company's credit agreement. The FSB Acquisition was accounted for using the purchase method of accounting and the total purchase cost was allocated first to assets and liabilities based on their respective estimated fair values, with the remainder allocated to goodwill. The allocation of the purchase price above is based on appraisals and management's estimates and may differ from the final allocation.

(3) Represents the portion of the purchase price for which payment is deferred until 1998.

(4) Reflects the elimination of historical FSB equity for purposes of the pro forma consolidated balance sheet.